Fourth Quarter
and Full Year
2009 Review
February 3, 2010
Fourth Quarter
and Full Year
2009 Review
February 3, 2010
John V. Faraci
Chairman &
Chief Executive Officer
Tim S. Nicholls
Senior Vice President &
Chief Financial Officer
Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements
These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to:
(i)  increases in interest rates; (ii) industry conditions, including but not limited to changes in the cost or availability of raw materials, energy and transportation costs, competition we face, cyclicality and changes in consumer preferences, demand and pricing for our products; (iii) global economic conditions and political changes, including but not limited to the impairment of financial institutions, changes in currency exchange rates, credit ratings issued by recognized credit rating organizations, the amount of our future pension funding obligation and changes in pension and health care costs; (iv) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and to actual or potential litigation; and (v) whether we experience a material disruption at one of our manufacturing facilities and risks inherent in conducting business through a joint venture. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and
Exchange Commission filings.

Statements Relating to Non-GAAP
Financial Measures
Statements Relating to Non-GAAP
Financial Measures
During the course of this presentation, certain
non-U.S. GAAP financial information will be
presented.
A reconciliation of those numbers to U.S.
GAAP financial measures is available on the
company’s website at internationalpaper.com
under Investors.

IP Delivers Solid Full-Year Results
Despite Challenging Economic Environment
IP Delivers Solid Full-Year Results
Despite Challenging Economic Environment
$2.2 B Free Cash Flow
1
$4.3 B Balance Sheet Improvement
$3.1 B Debt Reduction
$400 MM Unfunded Pension Obligation Reduction
$800 MM Cash Balance Increase
2.6 MM Ton Excess Capacity Reduction
$500 MM Industrial Packaging Synergies
$500 MM Overhead Cost Reduction
1
Cash provided by continuing operations less capital expenditures, excluding cash received from alternative fuel credits of $1.7 B and cash received under European accounts receivable securitization of $0.2 B

Responding to the Economic Contraction
Decisive Actions in 2009
Responding to the Economic Contraction
Decisive Actions in 2009
NA Containerboard
1.8 MM tons (16%) LOO
1.4 MM tons (13%) closed
NA Uncoated Freesheet
405 M tons (13%) LOO
600 M tons (19%) to close in 2009/10
NA Coated Paperboard
300 M tons (16%) LOO
140 M tons (7%) closed
Capacity
Management
Integration
Synergies
Cost
Reduction
Balance
Sheet
$500 MM Overhead Reduction
Hourly Headcount Reduction
Salaried Position Eliminations
Systematic, Not Episodic
$500 MM Integration Synergies
Salaried Headcount Reduction
Mill & Box Plants Optimization
Box Margins Improvement
Mill Freight Reduction
Box Plant Rationalization
$300 MM Incremental Synergies
$3.1 B Debt Reduction
$800 MM Cash Increase
$2.75 B Debt Refinanced
$1.5 B Corporate Revolver Extension
$1 B AR Securitization Extension
$450 MM Capex Reduction

Debt Reduction Progress
$3.7 Billion Reduction since Acquisition
Debt Reduction Progress
$3.7 Billion Reduction since Acquisition
1
Excludes the debt repayment of $1 B from the proceeds of our May bond issuance: $1 B 9.375% notes due 2019
2
Excludes the debt repayment of $1 B from the proceeds of our August bond issuance: $1 B 7.5% notes due 2021
3
Excludes the debt repayment of $750 MM from the proceeds of our November bond issuance: $750 MM 7.3% notes due 2039

2009 Full-Year Results
Record Free Cash Flow
2009 Full-Year Results
Record Free Cash Flow
1
Earnings from continuing operations before special items
2
Cash provided by continuing operations less capital expenditures before dividends; 2009 excludes cash received from alternative fuel credits of $1.7 B and cash received under European accounts receivable securitization of $0.2 B
$ Billion 2008 2009
Sales $24.8 $23.4
EBITDA
1
$3.0 $2.8
Year-End Debt $12.1 $9.0
Cash Balance $1.1 $1.9
Free Cash Flow
2
$0.6
$1.7
$2.2
2007 2008 2009

Earnings from continuing operations before special items
2009 Earnings per Share
Weak Demand, Input Cost Relief, Strong Operations
2009 Earnings per Share
Weak Demand, Input Cost Relief, Strong Operations

Improving Earnings Quality
Replaced Land Sales Earnings
Improving Earnings Quality
Replaced Land Sales Earnings
EBIT before special items including discontinued operations; Forest Products EBIT excludes Wood Products
Earnings as reported in the 10-K for each year at time of filing
Forest Products
EBIT ($B)
$0.6           $0.5            $0.7            $0.7 $0.5            $0.4           < $0.1

Fourth Quarter 2009
Strong Free Cash Flow & Debt Reduction
Fourth Quarter 2009
Strong Free Cash Flow & Debt Reduction
$500 MM Free Cash Flow
1
$600 MM Debt Reduction
$200 MM Cash Increase
$36 MM Input Cost Inflation
Earnings from continuing operations before
special items
•
1
Cash provided by continuing operations less capital expenditures, excluding cash received from alternative fuel mixture credits

11 Earnings before special items 4Q09 vs. 3Q09 EPS Stable Volumes, Rising Input Costs, Weather-Impacted Operations 4Q09 vs. 3Q09 EPS Stable Volumes, Rising Input Costs, Weather-Impacted Operations

12 Industrial Packaging Earnings 4Q09 vs. 3Q09 Industrial Packaging Earnings 4Q09 vs. 3Q09 Earnings before special items

N.A. Industrial Packaging Relative EBITDA Margins
Industry-Leading Margins Despite LOO Costs
N.A. Industrial Packaging Relative EBITDA Margins
Industry-Leading Margins Despite LOO Costs
IP EBITDA margins based on North American Industrial Packaging operating profit before special items
Competitor EBITDA margin estimates obtained from public filings and IP analysis
2009
17.5%
2008
16.5%
20.7%
16.9%
19.0%
15.4%
12.4%
12.3%
17.6%
16.9%
0%
4%
8%
12%
16%
20%
24%
IP Competitor A
1Q09 2Q09 3Q09 4Q09
2008
15.2%
IP 2009 margins reflect 2.1 MM tons
(19% of capacity) of downtime
Competitor A 2009 margins reflect 200
M tons (8% of capacity) of downtime
2009
15.3%

14 Printing Papers Earnings 4Q09 vs. 3Q09 Printing Papers Earnings 4Q09 vs. 3Q09 Earnings before special items

Consumer Packaging Earnings
4Q09 vs. 3Q09
Consumer Packaging Earnings
4Q09 vs. 3Q09
Earnings before special items
68
49
(2)
(7)
(10)
(2)
2
$0
$15
$30
$45
$60
$75
3Q09 Price Input Costs Operations &
Costs
Maintenance
Outages
Mix 4Q09

$ Million 4Q08 3Q09 4Q09
Sales $1,940 $1,665 $1,675
Earnings $26 $21 $31
xpedx
xpedx
4Q09 earnings include a $17 MM favorable LIFO adjustment
Paper prices stabilized as the quarter progressed
4Q08 and 3Q09 earnings include $6 MM unfavorable and $3 MM favorable LIFO inventory valuation adjustments respectively

$ Million 4Q08 3Q09 4Q09
Sales $215 $275 $300
Earnings $44 $36 $33
EBITDA Margin 32% 25% 23%
IP Brazil results are reported in the Printing Papers segment
4Q09 vs. 3Q09 4Q09 vs. 4Q08
Business Volume
Price /
Ton
Volume
Price /
Ton
Uncoated Freesheet 7% ($29) 44% ($172)
Domestic (5%) ($43) (7%) ($70)
Export 16% ($19) 134% ($244)
IP Brazil

$ Million 4Q08 3Q09 4Q09
Sales (100%) $530 $305 $350
Earnings (IP Share) $0 $0 $6
Ilim’s results are reported on a one-quarter lag
IP’s shares of Ilim’s 4Q08, 3Q09 & 4Q09 earnings includes an after-tax foreign exchange loss of $11 MM, and after-tax foreign exchange gains of $10 MM and $2 MM, respectively
4Q09 vs. 3Q09 4Q09 vs. 4Q08
Business
Volume
Price /
Ton
Volume
Price /
Ton
Pulp 0% $65 (7%) ($213)
Containerboard 10% $18 15% ($189)
IP received a $51 MM dividend from Ilim in 4Q09
Ilim Joint Venture

Global Input Costs by Segment
$36 MM, or $0.06/Share Unfavorable vs. 3Q09
Global Input Costs by Segment
$36 MM, or $0.06/Share Unfavorable vs. 3Q09
By Business By Input Type
($30)
($8)
$2
Industrial
Packaging
Printing
Papers
Consumer
Packaging
Fiber Energy Chemicals
Freight OCC
($26)
($16)
($3)
$9
Fiber Energy Freight Chemicals
Outside North America
North America

Positives
Improved N.A. Exports
Printing Papers Results
Quarter-End Price Momentum
Further Cost Reduction
Continued Debt Reduction
Offsets
Increasing Fiber Costs
Isolated Operating Issues
Ongoing LOO Downtime
Costs
Fourth Quarter Summary

Input Cost Inflation
Input Costs Ahead of Price Increases
Input Cost Inflation
Input Costs Ahead of Price Increases
Previously Announced IP Price Increases
Business
Increase
per Ton
IP Capacity
(MM Tons)
N. A. Industrial Packaging $50 10.0
N. A. Uncoated Freesheet $40 2.6
N. A. Coated Paperboard
$40 1.8
Global Pulp $30 - $40 3.0
Brazil Export Cut-Size $50 .4
European Cut-Size
€30 - €40 .4
Russian Cut-Size $30 .3
Sun Coated Paperboard $25 .9
($36) ($120)
($120)
($100)
($80)
($60)
($40)
($20)
$0
4Q09 1Q10
Wood OCC
Natural Gas Other

From 4Q09 to 1H10
Cost Increases Precede Price Increases
From 4Q09 to 1H10
Cost Increases Precede Price Increases
Input Cost Inflection
Isolated Operating Issues
Input Cost Escalation
Higher Maintenance Outages
Input Cost Stabilization
Price Increase Realization
1Q
2Q
4Q

First Quarter Outlook
Changes from 4Q09
First Quarter Outlook
Changes from 4Q09
North America Europe Brazil
Russia -
Svetogorsk
Asia
Volume
Paper Slight Increase
Slight
Decrease
Decrease Decrease Flat
Packaging Slight Increase
Seasonal
Decrease
Stable
Pricing
Paper Ramping Up Flat
Slight
Increase
Flat
Slight
Increase
Packaging Ramping Up
Margin
Squeeze
Slight
Increase
Maintenance
Outages
~$25MM
Increase
Flat Flat Flat
Input & Freight
Costs
~$120MM
Increase
Increasing Increasing Increasing
Pulp
Increasing
xpedx
Seasonal
Decrease
Ilim Decrease
Corporate
Expense
Increase

24 2010 Priorities 2010 Priorities Regain momentum after 1Q input cost squeeze Increase margins and ROI Capture benefits of higher operating rates Build on operating performance Balanced use of cash

25 Appendix Investor Relations Contacts Thomas A. Cleves 901-419-7566 Emily Nix 901-419-4987 Media Contact Kathleen Bark 901-419-4333

4Q09 Financial Snapshot
4Q09 Financial Snapshot
4Q08 3Q09 4Q09
Sales ($B) $6.5 $5.9 $6.0
EBITDA ($MM) $671 $780 $669
Free Cash Flow
1
($MM) $443 $605 $530
Debt ($B) $12.1 $9.6 $9.0
Cash Balance ($B) $1.1 $1.7 $1.9
•
Earnings from continuing operations before special items
•
1
Cash provided by continuing operations less capital expenditures, excluding cash received from alternative fuel credits of
   $0.5 B in 3Q09, $0.4 B in 4Q09 and cash received under European accounts receivable securitization of $0.2 B in 3Q09

$ Million 2008 2009
2010
Estimate
Capital Spending
$1,002 $534 $800
Depreciation &
Amortization
$1,347 $1,472 $1,450
1
Net Interest Expense
$492 $669 $620 - $640
Corporate Items
2
$103 $181 $200 - $225
Effective Tax Rate
2
31.5% 30% 30-32%
1
Estimated depreciation may be impacted by lack-of-order downtime
2
Before special items and excluding Ilim
Key Financial Statistics
Key Financial Statistics

Free Cash Flow
2009
Free Cash Flow
2009
$ Million 2007 2008 1Q09 2Q09 3Q09 4Q09 2009
Cash from Operations
$1,887 $2,669 $649 $707 $713* $697 $2,766*
Cash Received from
Alternative Fuel
Mixture Tax Credits
$0 $0 $145 $688 $463 $388 $1,684
Cash Provided by
Continuing Operations
$1,887 $2,669 $794 $1,395 $1,381 $1,085 $4,655
Less Capital Investment ($1,288) ($1,002) ($128) ($131) ($108) ($167) ($534)
Free Cash Flow $599 $1,667 $666 $1,264 $1,273 $918 $4,121
Free Cash Flow
Excluding AFMTC &
European AR Cash
$599 $1,667 $521 $576 $605 $530 $2,232
* Excludes $205 MM cash received under European accounts receivable securitization in 3Q09

Monetization & Other: Intend to rollover or refinance timber monetization debt, Sun JV debt and other foreign subsidiary debt
Debt Maturity Profile
Maturities as of Year-End
Debt Maturity Profile
Maturities as of Year-End

Cash & Committed Facilities
$4.4 Billion
Cash & Committed Facilities
$4.4 Billion
Maturity Facility Cost
Quarter-End Cash -
$1.9 B
-
$1 B
1
Accounts
Receivables Program
JAN 2011
Zero Drawn
CP Rate
2
+ 100 bps
$1.5 B Corporate Revolver  NOV 2012
Zero Drawn
LIBOR + 300 bps
Total Cash & Committed Facilities $4.4 B
-
Cost includes commitment fees
1
$816 MM available at quarter-end based on eligible receivable balances
2
Conduit’s rate

Debt Covenants & Credit Ratings
Debt Covenants & Credit Ratings
Covenant
Year-end
Actual
Maximum Debt-to-Total Capital 60% 43.3%
Minimum Consolidated Net Worth $9 B $11.8 B
Rating
Outlook
Standard & Poor’s BBB Negative
Moody’s Baa3 Negative

Pension Update
Pension Update
Market value of assets
increased to $6.8 B
23.8% return in 2009
Benefits obligation
increased to $9.5 B
1
Unfunded obligation
declined from $3.2 B to
$2.8 B
1
No cash contribution
required in 2010
1
US GAAP basis
2009 Year-End Portfolio

Pension Plan
Pension Plan
Key Variables 2008 2009 2010E
Assumed Rate
of Return
8.5% 8.25% 8.25%
Discount Rate 6.2% 6.0% 5.8%
* Non-cash expense for U.S. plans only
Pension expense reflects service cost, interest cost, amortization of actuarial losses and expected return on plan assets
Average Annualized Returns
2009 23.8%
Past Five Years 5.9%
Past Ten Years 5.6%
Portfolio Asset Allocation at 12-31-09
Target Actual
Equity 40% - 51% 49%
Bonds 30% - 40% 32%
Real Estate 7% – 13% 7%
Other 9% - 18% 12%

Capacity Management Summary
Permanent Capacity Reductions in 2009
Capacity Management Summary
Permanent Capacity Reductions in 2009
Mill Products
Annual
Capacity
(Tons)
% of  IP
Global
Capacity
Closure Date
Franklin, VA
Uncoated Freesheet 600,000
1
12% Spring 2010
Coated Paperboard 140,000 4% December 2009
Albany, OR Containerboard 580,000
12% December 2009 Pineville, LA Containerboard 390,000
Valliant, OK Containerboard 430,000
2
Etienne, France Containerboard 200,000 2% November 2009
Inverurie, Scotland Uncoated Freesheet 275,000 5% March 2009
•
1
Does not include 150,000-ton capacity of #3 machine previously closed in November 2008
•
2
Capacity of #3 machine previously indefinitely idled in November 2008

N.A. Lack of Order & Maintenance Downtime
14% of Capacity in 4Q, 20% for the Year
N.A. Lack of Order & Maintenance Downtime
14% of Capacity in 4Q, 20% for the Year
Lack-of-order & maintenance downtime for North American Containerboard, Uncoated Papers, Market Pulp, & Coated
Paperboard.  See the following slide for detail by business.
2009 LOO downtime excludes capacity from mills or machines that have been permanently shutdown (Franklin #3 - 32,000 tons and Louisiana mill - 120,000 tons) as of December 31, 2009
107
1,013
1,253
965
653
617

N.A. Lack of Order & Maintenance Downtime
N.A. Lack of Order & Maintenance Downtime
Containerboard Uncoated Papers Market Pulp
Coated
Paperboard
LOO downtime excludes capacity from mills or machines that have been permanently shutdown (Franklin  #3 - 32,000 tons and Louisiana mill - 120,000 tons) as of December 31, 2009

$ Million 4Q09 1Q10E 2009 2010E
Industrial Packaging $26 $70 $120 $140
North America $32 $25 $118 $125
Europe 0 0 $39 $40
Brazil 0 0 $7 $5
Printing Papers Total $32 $25 $164 $170
Consumer Packaging $16 $5 $41 $40
Total Impact $74 $100 $325 $350
Dollar impact of planned maintenance outages are estimates and subject to change
Maintenance Outages Expenses
Maintenance Outages Expenses
~70% of 2010 outage expense planned for 1H10

Forest Products
4Q09 vs. 3Q09
Forest Products
4Q09 vs. 3Q09
4Q08 3Q09 4Q09
Sales ($ MM) $65 $5 $25
Earnings ($ MM) $38 $2 $18
Acres Sold 30,000 3,200 7,700
1
Price / Acre $2,106 $1,994 $2,655
1
1
4Q09 figures exclude a 17,000-acre sale of a partnership interest at $369 per acre.
The previously announced agreement to sell 143,000 acres of timberland has expired in accordance with its terms and will not be completed.

39 4Q09 vs. 3Q09 4Q09 vs. 4Q08 Business Volume Price / Ton Volume Price / Ton N.A. Container (4%) ($14) (5%) ($65) European Container 2% (€23) (8%) (€81) Industrial Packaging Industrial Packaging

Average IP price realization (includes the impact of mix across all grades)
4Q09 vs. 3Q09 4Q09 vs. 4Q08
Business
Volume Price / Ton Volume Price / Ton
N.A. Paper (3%) ($11) (1%) ($82)
N.A. Pulp (3%) $37 (1%) ($27)
European Paper 9% (€15) (8%) (€105)
Printing Papers
Printing Papers

Average IP price realization (includes the impact of mix across all grades)
4Q09 vs. 3Q09 4Q09 vs. 4Q08
Volume Price/Ton Volume Price/Ton
U.S. Coated Paperboard
(5%) ($10) (19%) ($3)
Revenue Price Revenue Price
Converting Businesses (4%) NA (10%) NA
Consumer Packaging
Consumer Packaging

Special Items Pre-Tax
from Continuing Operations
Special Items Pre-Tax
from Continuing Operations
Special Items Pre-Tax ($Million) 4Q08 3Q09 4Q09
Industrial
Packaging
Alternative Fuel Mixture Credits $221 $212
Facility & Machine Closure Costs ($8) ($7) ($670)
Integration Costs ($26) ($18) ($15)
Other ($2)
Printing
Papers
Alternative Fuel Mixture Credits $226 $221
Facility Closure Costs ($153) ($1) ($223)
Consumer
Packaging
Alternative Fuel Mixture Credits $78 $83
Facility Closure Costs ($67)
Reorganization ($4) ($2) ($2)
xpedx
Reorganization ($5)
Corporate
Impairments of Goodwill ($1,777)
Restructuring & Other Charges ($53) ($141) ($82)
Total Special Items Pre-Tax ($2,021) $356 ($550)

Special Items Net of Taxes
from Continuing Operations
Special Items Net of Taxes
from Continuing Operations
4Q09 2009
$ Million EPS $ Million EPS
Earnings Before Special Items $101 $0.24 $378 $0.88
Special Items Net of Taxes:
Alternative Fuel Mixture Credits
$469 $1,413
North American Mill Shutdowns
($525) ($525)
Machine Shutdown – Valliant PM#3
($50) ($50)
Etienne Mill Shutdown
($17) ($87)
Inverurie Mill Shutdown
($28)
Tax Adjustments
($15) ($165)
Debt Extinguishment Costs
($35) ($113)
Overhead Reduction Initiative
($15) ($92)
Integration Costs
($10) ($54)
Other
($4) ($14)
Total Special Items Net of Taxes ($202) ($0.48) $285 $0.67
Net Earnings ($101) ($0.24) $663 $1.55

4Q09 EBITDA
before Special Items
4Q09 EBITDA
before Special Items
Operating
Profit
$ Million
D & A
$ Million
Tons
Thousand
EBITDA
per Ton
EBITDA
Margin
Industrial Packaging
North America
1
$68 $162 2,502 $92 13.1%
Europe
$17 $9 256 $102 9.9%
Printing Papers
North America
2
$70 $58 754 $170 18.4%
Western Europe
3
$0 $2 74 $27 1.2%
Eastern Europe & Russia
3
$46 $16 256 $242 30.0%
Brazil
$33 $35 311 $219 22.6%
U.S. Market Pulp
($11) $9 292 ($7) (1.2%)
Consumer Packaging
U.S. Coated Paperboard
$22 $33 310 $177 16.5%
1
Excludes Recycling & Bag businesses; includes Saturating Kraft business
2
Includes Bleached Kraft business
3
Excludes Market Pulp

Operating Profits by Industry Segment
from Continuing Operations
Operating Profits by Industry Segment
from Continuing Operations
$ Million 4Q08 3Q09 4Q09 2008 2009
Industrial Packaging $145 $214 $84 $482 $741
Printing Papers $113 $138 $139 $734 $464
Consumer Packaging
$1 $68 $49 $47 $177
Distribution
$26 $21 $31 $103 $55
Forest Products
$38 $2 $18 $409 $25
Operating Profit
$323 $443 $321 $1,775 $1,462
Net Interest Expense ($186) ($169) ($163) ($492) ($669)
Noncontrolling Interest /
Equity Earnings Adjustment
($13) $5 $4 ($2) $23
Corporate Items
($21) ($46) ($40) ($103) ($181)
Special Items
($2,021) $356 ($550) ($2,331) $564
Earnings from continuing operations
before income taxes, equity earnings &
noncontrolling interest
($1,918) $589 ($428) ($1,153) $1,199
Equity Earnings, net of taxes - Ilim
$0 $0 $6 $54 ($50)

Geographic Business Segment Operating Results
from Continuing Operations
Geographic Business Segment Operating Results
from Continuing Operations
Excludes Forest Products
$ Million
Sales
4Q08 3Q09 4Q09 2008 2009
Industrial Packaging
North American $2,125 $1,890 $1,855 $6,170 $7,585
European $255 $240 $260 $1,170 $980
Asian $75 $100 $95 $350 $325
Printing Papers
North American $765 $725 $700 $3,435 $2,815
European $350 $300 $340 $1,655 $1,280
Brazilian $215 $275 $300 $950 $960
U.S. Market Pulp $170 $155 $160 $750 $575
Asian $5 $15 $25 $20 $50
Consumer Packaging
North American $635 $565 $540 $2,505 $2,200
European $70 $80 $85 $300 $315
Asian $95 $145 $160 $390 $545
Distribution $1,940 $1,665 $1,675 $7,970 $6,525

Geographic Business Segment Operating Results
from Continuing Operations before Special Items
Geographic Business Segment Operating Results
from Continuing Operations before Special Items
Excludes Forest Products
$ Million
Operating Profit
4Q08 3Q09 4Q09 2008 2009
Industrial Packaging
North American $130 $201 $68 $414 $685
European $15 $14 $17 $64 $57
Asian $0 $0 ($1) $4 ($1)
Printing Papers
North American $73 $92 $70 $435 $307
European $36 $28 $46 $146 $115
Brazilian $44 $36 $33 $186 $112
U.S. Market Pulp ($39) ($18) ($11) ($33) ($71)
Asian ($1) $0 $1 $0 $1
Consumer Packaging
North American $16 $44 $22 $38 $87
European $5 $17 $21 $22 $66
Asian ($20) $7 $6 ($13) $24
Distribution $26 $21 $31 $103 $55

Pre-Tax
$MM
Tax
$MM
Non-
controlling
Interest
$MM
Equity
Earnings
Net
Income
$MM
Estimated
Tax Rate
Average
Shares
1
MM
Diluted
EPS
2
Before Special Items
1Q08 $239 ($75) ($5) $16 $175 32% 423 $0.41
2Q08 $312 ($100) ($7) $30 $235 33% 423 $0.56
3Q08 $524 ($170) ($3) $5 $356 33% 423 $0.84
4Q08 $103 ($24) $12 ($2) $89 23% 421 $0.21
2008 $1,178 ($369) ($3) $49 $855 32% 421 $2.01
Special Items
1Q08 ($41) $16 $0 $0 ($25) 39% 423 ($0.06)
2Q08 ($10) $3 $0 $0 ($7) 30% 423 ($0.02)
3Q08 ($259) $52 $0 $0 ($207) 20% 423 ($0.49)
4Q08 ($2,021) $136 $0 $0 ($1,885) 7% 421 ($4.47)
2008 ($2,331) $207 $0 $0 ($2,124) 9% 421 ($5.03)
Earnings from Continuing Operations
1Q08 $198 ($59) ($5) $16 $150 30% 423 $0.35
2Q08 $302 ($97) ($7) $30 $228 32% 423 $0.54
3Q08 $265 ($118) ($3) $5 $149 45% 423 $0.35
4Q08 ($1,918) $112 $12 ($2) ($1,796) 6% 421 ($4.26)
2008 ($1,153) ($162) ($3) $49 ($1,269) (14%) 421 ($3.02)
2008 Earnings from Continuing Operations
2008 Earnings from Continuing Operations
1
Assuming dilution
2
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at Webcasts and Presentations

1
Assuming dilution
2
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at Webcasts and Presentations
Pre-Tax
$MM
Tax
$MM
Non-
controlling
Interest
$MM
Equity
Earnings
Net
Income
$MM
Estimated
Tax Rate
Average
Shares
1
MM
Diluted
EPS
2
Before Special Items
1Q09
$97 ($32) ($4) ($27) $34 33% 423 $0.08
2Q09 $183 ($61) ($4) ($32) $86 33% 425 $0.20
3Q09
$233 ($70) ($6) $0 $157 30% 429 $0.37
4Q09 $122 ($27) ($4) $10 $101 22% 427 $0.24
2009 $635 ($190) ($18) ($49) $378 30% 428 $0.88
Special Items
1Q09 $421 ($198) $0 $0 $223 47% 423 $0.53
2Q09 $337 ($287) $0 $0 $50 85% 425 $0.12
3Q09 $356 ($142) $0 $0 $214 40% 429 $0.50
4Q09 ($550) $348 $0 $0 ($202) 63% 427 ($0.48)
2009 $564 ($279) $0 $0 $285 49% 428 $0.67
Earnings
1Q09 $518 ($230) ($4) ($27) $257 44% 423 $0.61
2Q09 $520 ($348) ($4) ($32) $136 67% 425 $0.32
3Q09 $589 ($212) ($6) $0 $371 36% 429 $0.87
4Q09 ($428) $321 ($4) $10 ($101) 75% 427 ($0.24)
2009 $1,199 ($469) ($18) ($49) $663 39% 428 $1.55
2009 Earnings from Continuing Operations
2009 Earnings from Continuing Operations

50 Earnings from continuing operations before special items 4Q09 vs. 4Q08 EPS 4Q09 vs. 4Q08 EPS Forest Products Earnings

51 Industrial Packaging Earnings 4Q09 vs. 4Q08 Industrial Packaging Earnings 4Q09 vs. 4Q08 Earnings before special items

52 Printing Papers Earnings 4Q09 vs. 4Q08 Printing Papers Earnings 4Q09 vs. 4Q08 Earnings before special items

53 Consumer Packaging Earnings 4Q09 vs. 4Q08 Consumer Packaging Earnings 4Q09 vs. 4Q08 Earnings before special items

54 Total Cash Cost Components 2009 Total Cash Cost Components 2009 North American Mills Only

Global Input & Freight Costs by Input
$212 MM, or $0.39/Share Favorable vs. 4Q08
Global Input & Freight Costs by Input
$212 MM, or $0.39/Share Favorable vs. 4Q08
Input costs for continuing businesses
103
37
37
35
($5)
$10
$25
$40
$55
$70
$85
$100
Chemicals Energy Fiber Freight
North America Outside North America

NYMEX Natural Gas closing prices
Index: Jan 2005 Natural Gas Costs = 100
Natural Gas Costs
23% Increase vs. 3Q09 Average Cost
Natural Gas Costs
23% Increase vs. 3Q09 Average Cost
2005 2006 2007
2008
2009

U.S. Mill Wood Costs
5% Increase vs. 3Q09 Average Cost
U.S. Mill Wood Costs
5% Increase vs. 3Q09 Average Cost
Index: Jan 2005 Wood Costs = 100
Delivered cost to U.S. facilities
2005 2006
2007 2009 2008

Index: Jan 2005 OCC Costs = 100
U.S. Old Corrugated Containers Costs
1% Increase vs. 3Q09 Average Cost
U.S. Old Corrugated Containers Costs
1% Increase vs. 3Q09 Average Cost
2005-2007 represents WY PKG delivered costs; 2008-2009 represents delivered costs to the integrated system
2005 2006 2007 2008 2009

59 Index: Jan 2006 Fuel Oil Costs = 100 U.S. Fuel Oil 9% Increase vs. 3Q09 Average Cost U.S. Fuel Oil 9% Increase vs. 3Q09 Average Cost WTI Crude prices 2006 2007 2008 2009

U.S. Chemical Composite Index
5% Decrease vs. 3Q09 Average Cost
U.S. Chemical Composite Index
5% Decrease vs. 3Q09 Average Cost
Delivered cost to U.S. facilities; includes Caustic Soda, Sodium Chlorate, Starch and Sulfuric Acid
2005 - 2008 excludes WY PKG
Index: 1Q05 Chemical Composite= 100
2005 2006 2007 2009 2008

2010 Global Consumption
Annual Purchase Estimates for Key Inputs
2010 Global Consumption
Annual Purchase Estimates for Key Inputs
Does not include Asian or Ilim consumption
Estimates are based on normal operations and may be impacted by downtime
Commodity U. S. Non – U. S.
Energy
Natural Gas (MM BTUs)
42,000,000 13,000,000
Fuel Oil (Barrels)
1,500,000 500,000
Coal (Tons)
860,000 260,000
Fiber
Wood (Tons)
44,200,000 8,800,000
Old Corrugated Containers (Tons)
3,000,000 310,000
Chemicals
Caustic Soda (Tons)
250,000 70,000
Starch (Tons)
394,000 96,000
Sodium Chlorate (Tons)
180,000 40,000
LD Polyethylene (Tons)
39,000 -
Latex (Tons)
22,000 4,000